EX99.23(j)(2)
                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Buffalo Balanced Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Buffalo Balanced Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the UMB Scout Stock Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 27th day of January, 1999.

                        /s/Kent W. Gassaway
                        Kent w. Gassaway


Sworn to before me this of 27th day of January, 1999.


        /s/Chareen C. Smith
        Chareen C. Smith, Notary Public
        County of Jackson, State of Missouri


My commission expires May 1, 2001.


                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Buffalo Balanced Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Buffalo Balanced Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the UMB Scout Stock Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 27th day of January, 1999.

                        /s/William H. Russell
                        William H. Russell


Sworn to before me this of 27th day of January, 1999.


        /s/Chareen C. Smith
        Chareen C. Smith, Notary Public
        County of Jackson, State of Missouri


My commission expires May 1, 2001.


                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Buffalo Balanced Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Buffalo Balanced Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the UMB Scout Stock Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 27th day of January, 1999.

                        /s/Stephen S. Soden
                        Stephen S. Soden


Sworn to before me this of 27th day of January, 1999.


        /s/Chareen C. Smith
        Chareen C. Smith, Notary Public
        County of Jackson, State of Missouri


My commission expires May 1, 2001.


                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Buffalo Balanced Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Buffalo Balanced Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the UMB Scout Stock Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 27th day of January, 1999.

                        /s/H. David Rybolt
                        H. David Rybolt


Sworn to before me this of 27th day of January, 1999.


        /s/Chareen C. Smith
        Chareen C. Smith, Notary Public
        County of Jackson, State of Missouri


My commission expires May 1, 2001.


                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Buffalo Balanced Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Buffalo Balanced Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the UMB Scout Stock Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 27th day of January, 1999.

                        /s/Thomas S. Case
                        Thomas S. Case


Sworn to before me this of 27th day of January, 1999.


        /s/Chareen C. Smith
        Chareen C. Smith, Notary Public
        County of Jackson, State of Missouri


My commission expires May 1, 2001.


                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Buffalo Balanced Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Buffalo Balanced Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the UMB Scout Stock Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 27th day of January, 1999.

                        /s/Francis C. Rood
                        Francis C. Rood


Sworn to before me this of 27th day of January, 1999.


        /s/Chareen C. Smith
        Chareen C. Smith, Notary Public
        County of Jackson, State of Missouri


My commission expires May 1, 2001.